OPPENHEIMER SENIOR FLOATING RATE FUND

Supplement dated May 24, 2010 to the Prospectus

and Statement of Additional Information dated April 30, 2009

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Senior Floating Rate Fund (the “Fund”), and is in addition to any other supplements.

The shareholder meeting to consider the election of ten current Trustees and the conversion of the Fund from a closed-end investment company to an open-end investment company (the "Conversion"), originally scheduled for Friday, May 21, 2010, has been adjourned until June 4, 2010 in order to solicit additional votes on the two proposals. If approved on June 4, 2010, the Conversion is expected to become effective on or about June 25, 2010.

May 24, 2010                                                                                                                    PS0291.035

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